Exhibit 99.1

Monthly Operating Report

ACCRUAL BASIS

CASE NAME: The Bombay Company, Inc. (1)

CASE NUMBER: 07-44084-dml-11

JUDGE: D. Michael Lynn

UNITED  STATES  BANKRUPTCY  COURT

NORTHERN DISTRICT OF TEXAS

DIVISION  6

MONTHLY  OPERATING  REPORT

MONTH  ENDING: AUGUST 2008

IN  ACCORDANCE  WITH  TITLE  28,  SECTION  1746,  OF  THE  UNITED  STATES  CODE,  I DECLARE  UNDER  PENALTY  OF  PERJURY  THAT  I HAVE EXAMINED  THE  FOLLOWING MONTHLY  OPERATING  REPORT  (ACCRUAL BASIS-1  THROUGH  ACCRUAL BASIS-7)  AND THE  ACCOMPANYING ATTACHMENTS  AND,  TO  THE  BEST  OF  MY  KNOWLEDGE,  THESE DOCUMENTS  ARE  TRUE,  CORRECT  AND COMPLETE.  DECLARATION  OF  THE PREPARER (OTHER  THAN  RESPONSIBLE  PARTY):  IS  BASED  ON  ALL  INFORMATION  OF  WHICH PREPARER  HAS  ANY  KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Elaine D. Crowley	Senior Vice President, Chief Financial Officer and Treasurer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Elaine D. Crowley	September 17, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
/s/ Charlotte B. Stadler	Assistant Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Charlotte B. Stadler	September 17, 2008
PRINTED NAME OF PREPARER	DATE

Notes:
[1]
A consolidated monthly operating report has been submitted for the following debtor entities: The Bombay Company, Inc. (Case No. 07-44084-dml-11), The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11), BBA Holdings, LLC (Case No.07-44086-dml-11), Bombay International, Inc. Case No. (07-44087-dml-11), Bailey Street Trading Company (Case No. 07-44088-dml-11), and  BMAJ, Inc. (Case No. 07-44061-dml-11). Jointly Administered Under The Bombay Company, Inc. (Case No. 07-44084-dml-11), (collectively, the "Debtors").

[2]
The Debtors operate under a retail (52-53 week) fiscal year, which ends on the Saturday nearest January 31.  For the purposes of the monthly operating reports, the following month-end dates have been reported: (1) September 2007 ended on October 6, 2007; (2) October 2007 ended on November 3, 2007; (3) November 2007 ended on December 1, 2007; (4) December 2007 ended on January 5, 2008; (5) January 2008 ended on February 2, 2008; (6) February 2008 ended on March 1, 2008; (7) March 2008 ended on April 5, 2008; (8) April 2008 ended on May 3, 2008; (9) May 2008 ended on May 31, 2008; (10) June 2008 ended on July 5, 2008; (11) July 2008 ended on August 2, 2008; and (12) August 2008 ended on August 30, 2008.

CASE NAME: The Bombay Company, Inc.

CASE NUMBER: 07-44084-dml-11

COMPARATIVE  BALANCE  SHEET
		Petition Date	December 2007	May 2008	June 2008	July 2008	August 2008
ASSETS		9/20/07
1.	CASH & CASH EQUIVALENTS (1)	$3,145,672	$29,646,525	$25,268,932	$23,922,132	$25,834,020	$25,430,736
2.	ACCOUNTS RECEIVABLE (NET)	$220,767	$270,903	$0	$0	$0	$0
3.	INVENTORY	$104,233,126	$15,142,324	$0	$0	$0	$0
4.	NOTES RECEIVABLE	$573,167	$586,953	$0	$0	$0	$0
5.	PREPAID EXPENSES	$8,411,346	$9,769,006	$1,388,178	$1,348,481	$1,343,124	$1,343,124
6.	OTHER CURRENT ASSETS	$1,514,755	$4,058,941	$4,499,927	$4,377,822	$2,009,489	$1,979,231
7.	TOTAL CURRENT ASSETS	$114,953,161	$29,828,127	$5,888,105	$5,726,303	$3,352,613	$3,322,355
8.	PROPERTY, PLANT & EQUIPMENT	$157,137,582	$145,303,849	$2,330,915	$0	$0	$0
9.	LESS: ACCUMULATED
	DEPRECIATION / DEPLETION	$(102,575,667)	$(97,766,051)	$(2,279,315)	$0	$0	$0
10.	NET PROPERTY, PLANT &
	EQUIPMENT	$54,561,915	$47,537,798	$51,600	$0	$0	$0
11.	DUE FROM INSIDERS	$(854,896)	$2,767,061	$1,664,808	$1,664,808	$1,664,808	$1,664,808
12.	OTHER ASSETS - NET OF AMORTIZATION (2)	$2,024,046	$1,632,093	$141,345	$23	$23	$23
13.	OTHER (ATTACH LIST)
14.	TOTAL ASSETS	$173,829,898	$111,411,604	$33,014,790	$31,313,266	$30,851,464	$30,417,922
POSTPETITION LIABILITIES
15.	ACCOUNTS PAYABLE		$3,248,359	$1,854,689	$1,482,995	$1,487,293	$1,433,876
16.	TAXES PAYABLE		$4,471,126	$170,287	$72,794	$72,776	$53,368
17.	PROFESSIONAL FEES		$2,393,833	$928,383	$923,583	$674,545	$880,045
18.	DEFERRED REVENUE		$18,041,877	$0	$0	$0	$0
19.	OTHER POST PETITION LIABILITIES		$6,270,802	$424,155	$280,133	$264,772	$256,266
20.	TOTAL POSTPETITION LIABILITIES		$34,425,997	$3,377,514	$2,759,505	$2,499,386	$2,623,555
PREPETITION LIABILITIES
21.	SECURED DEBT	$71,824,592	$0	$0	$0	$0	$0
22.	LIABILITIES SUBJECT TO COMPROMISE (3)	$81,136,347	$67,325,321	$28,194,341	$27,006,786	$27,080,927	$26,909,117
23.	TOTAL PREPETITION LIABILITIES	$152,960,939	$67,325,321	$28,194,341	$27,006,786	$27,080,927	$26,909,117
24.	TOTAL LIABILITIES	$152,960,939	$101,751,318	$31,571,855	$29,766,291	$29,580,313	$29,532,672
EQUITY
25.	PREPETITION OWNERS' EQUITY	$20,868,959	$20,868,959	$20,868,959	$20,868,959	$20,868,959	$20,868,959
26.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(11,208,673)	$(19,426,024)	$(19,321,984)	$(19,597,808)	$(19,983,709)
27.	DIRECT CHARGES TO EQUITY ATTACH EXPLANATION)
28.	TOTAL EQUITY	$20,868,959	$9,660,286	$1,442,935	$1,546,975	$1,271,151	$885,250
29.	TOTAL LIABILITIES & OWNERS' EQUITY	$173,829,898	$111,411,604	$33,014,790	$31,313,266	$30,851,464	$30,417,922

Notes:
[1]
As historically reported on the Debtors' SEC filings, cash and cash equivalents includes cash in the operating accounts, credit card receivables, store depository accounts,and foreign office accounts.  In addition, cash and cash equivalents for the months ended after September 2007 include cash collateralized letters of credit.

[2]	Balance includes capitalized software and other intangibles.

Item 6: Other Current Assets	Petition Date	December 2007	May 2008	June 2008	July 2008	August 2008
Employee Receivables	$(3,176)	$9,150	$1,230	$0	$0	$0
Miscellaneous Receivables	1,188,193	1,303,630	1,350,434	1,335,434	810,631	795,631
DOM In transit - Non Merchandise	3,666	0	0	0	0	0
Deposits	311,825	2,731,914	1,610,341	1,504,466	960,936	945,678
Treasury Bond	37,922	37,922	37,922	37,922	37,922	37,922
Due from JV	0	0	0	0	0	0
Chase Merchant Services - MC/V Receivable	0	0	1,500,000	1,500,000	200,000	200,000
Intl Claim Receivable	(23,675)	(23,675)	0	0	0	0
	$1,514,755	$4,058,941	$4,499,927	$4,377,822	$2,009,489	$1,979,231

Item 19: Other Post Petition Liabilities
Accrued Expenses/Inventory		$4,116,402	$150,000	$150,000	$150,000	$150,000
Customer Prepayments		(16,724)	0	0	0	0
Accrued Salaries		2,171,124	274,155	130,133	114,772	106,266
		$6,270,802	$424,155	$280,133	$264,772	$256,266

[3]
During January 2008, the Debtors eliminated certain reserves and accruals as part of the Debtors' efforts to wind down the operations and financial records.The decrease of liabilities subject to compromise, at the end of January 2008, does not signify payments being made on such liabilities.

[4]	For presentation purposes, the Petition Date, quarter-end, and months within the current quarter have been reflected. Please refer to prior monthly operating reports for previous months not shown.

$0	$0	$0	$0	$0	$0

CASE NAME: The Bombay Company, Inc.

CASE NUMBER: 07-44084-dml-11

INCOME STATEMENT
		9/20/07 to 12/31/07	1/1/08 to 3/31/08	4/1/08 to 6/30/08	July 2008	August 2008	September 2008	QUARTER
REVENUES		TOTAL	TOTAL	TOTAL				TOTAL
1.	GROSS REVENUES	$201,870,774	$14,363,269	$0	$0	$0		$0
2.	LESS: RETURNS & DISCOUNTS	$(3,318,383)	$(239,828)	$0	$0	$0		$0
3.	NET SALES	$198,552,391	$14,123,441	$0	$0	$0		$0
4.	DELIVERY INCOME	$318,482	$4,569	$0	$0	$0		$0
5.	NET REVENUE	$198,870,873	$14,128,010	$0	$0	$0		$0
COST OF GOODS SOLD								0
6.	STORE COGS	$94,281,406	$13,904,460	$0	$0	$0		$0
7.	SHRINK	$1,783,774	$1,297,376	$0	$0	$0		$0
8.	DC EXPENSE	$5,604,388	$1,067,764	$(26,643)	$27,744	$4,138		$31,882
9.	DC FREIGHT TO STORES	$5,304,558	$(25,730)	$0	$0	$0		$0
10.	HOME OFFICE ADJUSTMENTS	$4,743,215	$(123,485)	$(73,829)	$(60)	$(1,316)		$(1,376)
11.	TOTAL COST OF GOODS SOLD	$111,717,341	$16,120,385	$(100,472)	$27,684	$2,822		$30,506
12.	GROSS PROFIT	$87,153,532	$(1,992,375)	$100,472	$(27,684)	$(2,822)		$(30,506)
OPERATING EXPENSES								0
13.	BUYING AND OCCUPANCY COSTS	$6,764,276	$(31,714,565)	$(880,312)	$(131,143)	$(50,964)		$(182,107)
14.	PAYROLL	$5,433,907	$(196,271)	$513,465	$84,459	$65,130		$149,589
15.	HOME OFFICE OCCUPANCY	$1,257,963	$371,270	$368,706	$46,864	$29,195		$76,059
16.	CREDIT AND COLLECTIONS	$335,680	$802,028	$23,799	$(10,576)	$(25,614)		$(36,190)
17.	GENERAL	$(4,289,795)	$38,692,969	$(213,371)	$7,493	$4,494		$11,987
18.	INSURANCE AND TAXES	$2,971,891	$(713,556)	$(353,396)	$11	$(16,319)		$(16,308)
19.	PROFESSIONAL SERVICES	$168,457	$(10,515)	$29,969	$35,788	$4,410		$40,198
20.	JV EXPENSE, NET	$86,257,567	$(1,928,374)	$0	$0	$0		$0
21.	OTHER (Training, travel, public company exp.)	$222,067	$86,636	$8,571	$6,277	$1,830		$8,107
22.	TOTAL OPERATING EXPENSES	$99,122,014	$5,389,622	$(502,569)	$39,173	$12,162		$51,335
23.	INCOME BEFORE NON-OPERATING							$0
24.	INCOME & EXPENSE	$(11,968,482)	$(7,381,997)	$603,041	$(66,857)	$(14,984)		$(81,841)
OTHER INCOME & EXPENSES								0
25.	NON-OPERATING INCOME (ATT. LIST) (3)	$12,996,875	$1,240,093	$67,301	$14,199	$14,364		$28,563
26.	NON-OPERATING EXPENSE (ATT. LIST)	$4,270	$0	$0				$0
27.	INTEREST EXPENSE	$543,587	$0	$0				$0
28.	DEPRECIATION / DEPLETION	$0	$0	$0				$0
29.	AMORTIZATION	$0	$0	$0				$0
30.	ROYALTY FEE	$910,617	$0	$0				$0
31.	NET OTHER INCOME & EXPENSES	$(11,538,401)	$(1,240,093)	$(67,301)	$14,199	$14,364		$28,563
REORGANIZATION EXPENSES								0
32.	PROFESSIONAL FEES	$7,044,676	$1,394,140	$1,069,295	$223,166	$375,031		$598,197
33.	U.S. TRUSTEE FEES	$1,500	$0	$14,625	$0	$10,250		$10,250
34.	OTHER (2)	$3,732,844	$0	$0	$0	$0		$0
35.	TOTAL REORGANIZATION EXPENSES	$10,779,020	$1,394,140	$1,083,920	$223,166	$385,281		$608,447
36.	INCOME TAX	$(428)	$39,539	$124,150	$0	$1		$1
37.	NET PROFIT (LOSS)	$(11,208,673)	$(7,575,583)	$(537,728)	$(275,824)	$(385,901)		$(661,725)

CASE NAME: The Bombay Company, Inc.

CASE NUMBER: 07-44084-dml-11

CASH RECEIPTS AND		9/20 to 12/31/07	1/1/08 to 3/31/08	4/1/08 to 6/30/08	July 2008	August 2008	September 2008	QUARTER
DISBURSEMENTS		TOTAL	TOTAL	TOTAL				TOTAL
1.	CASH - BEGINNING OF MONTH	$881,175	$10,543,219	$21,228,504	$18,941,087	$20,898,982		$18,941,087
RECEIPTS FROM OPERATIONS
2	TOTAL OPERATING RECEIPTS	$189,541,305	$21,752,716	$0	$0	$0		$0
	NON - OPERATING RECEIPTS
3	LOANS & ADVANCES (REPAYMENT)	$5,998,804						$0
4	SALE OF ASSETS	$37,122,607	$16,722,419	$0	$0	$0		$0
5	REIMBURSEMENT (TO)/FROM LIQUIDATORS	$(130,545,563)	$(9,257,036)	$92,489	$54,803	$0		$54,803
6	OTHER (ATTACH LIST)	$0	$3,661,198	$987,074	$2,754,261	$197,395		$2,951,656
7	TOTAL NON-OPERATING RECEIPTS	$(87,424,152)	$11,126,581	$1,079,563	$2,809,064	$197,395		$3,006,459
8	TOTAL RECEIPTS	$102,117,153	$32,879,297	$1,079,563	$2,809,064	$197,395		$3,006,459
9	TOTAL CASH AVAILABLE	$102,998,328	$53,101,742	$62,657,185	$21,750,151	$21,096,377		$42,846,527
OPERATING DISBURSEMENTS
10	PAYROLL, PAYROLL TAXES, BENEFITS	$23,395,881	$9,406,716	$972,274	$115,897	$46,273		$162,170
11	SALES, USE & OTHER TAXES PAID	$10,365,311	$6,472,545	$63,876	$49,684	$39,467		$89,151
12	MERCHANDISE	$11,828,206	$63,986	$0	$0	$0		$0
13	GENERAL AP	$3,471,309	$327,953	$570,539	$48,111	$28,416		$76,527
14	RENT & OCCUPANCY	$26,016,571	$1,363,876	$245,850	$95,723	$33,178		$128,901
15	FREIGHT	$5,714,718	$216,980	$945	$0	$0		$0
16	CRITICAL VENDOR PAYMENTS	$2,838,397	$0	$0				$0
17	OTHER (ATTACH LIST)	$4,030,155	$1,229,590	$251,833	$40,796	$30,390		$71,186
18	TOTAL OPERATING DISBURSEMENTS	$87,660,548	$19,081,645	$2,105,317	$350,211	$177,724		$527,935
REORGANIZATION EXPENSES
19	PROFESSIONAL FEES	$3,194,296	$2,842,246	$1,054,606	$493,958	$169,532		$663,490
20	U.S. TRUSTEE FEES	$1,500				$10,250		$10,250
21	OTHER (ATTACH LIST)	$1,598,766	$270,120	$192,432	$7,000	$0		$7,000
22	TOTAL REORGANIZATION EXPENSES	$4,794,562	$3,112,366	$1,261,663	$500,958	$179,782		$680,740
23	TOTAL DISBURSEMENTS (1)	$92,455,110	$22,194,011	$3,366,980	$851,169	$357,506		$1,208,675
24	NET CASH FLOW	$9,662,044	$10,685,285	$(2,287,417)	$1,957,895	$(160,111)		$1,797,783
25	CASH - END OF MONTH (2)	$10,543,219	$21,228,504	$18,941,087	$20,898,982	$20,738,870		$20,738,870

Note:
[1]
All of the Debtors' disbursements are made from The Bombay Company, Inc. (Case No. 07-44084-dml-11) and The BombayFurniture Company, Inc. (Case No. 07-44085-dml-11).  Disbursements by Debtor have been are as follows:

	1/1/08 to 3/31/08	4/1/08 to 6/30/08			7/1/08 to 9/30/08
Total Disbursements	TOTAL	TOTAL	July 2008	August 2008	Total Disbursements
The Bombay Company, Inc. (07-44084-dml-11)	$22,189,911	$3,366,980	$851,169	$357,506	$1,208,675
The Bombay Furniture Company, Inc. (07-44085-dml-11)	$4,100				-
	$22,194,011	$3,366,980	$851,169	$357,506	$1,208,675

[2]	Receipts and disbursements for March 2008 are through March 28, 2008

	1/1/08 to 3/31/08	4/1/08 to 6/30/08			7/1/08 to 9/30/08
	TOTAL	TOTAL	July 2008	August 2008	Total Disbursements

Item 6: Other Receipts
LC Cash Collateral Returned			$540,752	$-	$540,752
Home Office Receipts	$1,510,998	$987,074	142,344	197,395	339,739
US IP	2,000,000	-	-	-	-
Credit Card Holdbacks Returned			1,750,000	-	1,750,000
Legal Fee Reimburse from Canada	-	-	321,165	-	321,165
Total	$3,510,998	$987,074	$2,754,261	$197,395	$2,951,656

Item 17: Other Operating Disbursements
International Offices					-
Other Admin Expense					-
Other Corporate Expense		$251,833	$40,796	$30,390	71,186
Inventory Taking		-			-
Total	$-	$251,833	$40,796	$30,390	$71,186

Item 21: Other Reorganization Expenses
Completion Bonus		192,432	7,000	-	7,000
Total	$-	$192,432	$7,000	$-	$7,000

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME: The Bombay Company, Inc.

CASE NUMBER: 07-44084-dml-11

		SCHEDULE	MONTH	MONTH	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING (1)		AMOUNT	Oct-07	Dec-07	Jun-08	Jul-08	Aug-08
1.	0-30		$0	$0	$0	$0	$0
2.	31-60		$0	$0	$0	$0	$0
3.	61-90		$0	$0	$0	$0	$0
4.	91+		$987,208	$987,208	$0	$0	$0
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$987,208	$987,208	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$(768,319)	$(768,319)	$0	$0	$0
7.	ACCOUNTS RECEIVABLE (NET)	$0	$218,889	$218,889	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	August 2008

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0
2.	STATE	$0
3.	LOCAL	$0
4.	SALES TAX	$0				$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

STATUS OF POSTPETITION TAXES	MONTH:	August 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$0	$11,992	$11,992	$0
2.	FICA-EMPLOYEE	$0	$2,895	$2,895	$0
3.	FICA-EMPLOYER	$739	$2,874	$2,895	$719
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER PAYROLL TAXES	$257	$1,891	$1,921	$226
7.	TOTAL FEDERAL TAXES	$996	$19,652	$19,703	$946
STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$1	$0	$0	$1
12.	OTHER PAYROLL TAXES	$0	$0	$0	$0
13.	REAL PROPERTY	$59,846	$0	$0	$59,846
14	PERSONAL PROPERTY	$343,556	$0	19,901	$323,655
15	FRANCHISE	$43,724	$(37,493)	14,800	$(8,569)
16	BUSINESS LICENSE TAX	$16,176	$0	$4,668	$11,508
17	TOTAL STATE & LOCAL	$463,304	$(37,493)	$39,369	$386,442
18	TOTAL TAXES	$464,300	$(17,841)	$59,072	$387,387

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

[1]	For presentation purposes, quarter-end and months within the current quarter have been reflected. Please refer to prior monthly operating reports for previous months not shown.

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME: The Bombay Company, Inc.

CASE NUMBER: 07-44084-dml-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:	August 2008

BANK RECONCILIATIONS
		Account #1	Account #2	Account #3	Account #4
A.	BANK:	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo
B.	ACCOUNT NUMBER:	412-1166318	412-1166300	960-0058583	960-0058598
C.	PURPOSE (TYPE):	Concentrator	Blocked	Accounts Payable	Payroll
1.	BALANCE PER BANK STATEMENT	$21,071,203.68	$-	$-	$-
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$-		$-	$-
3.	SUBTRACT: OUTSTANDING CHECKS			$(243,923.75)	$(43,420.04)
4.	OTHER RECONCILING ITEMS	$(38,071.30)		$133,012.46	$13,406.36
5.	MONTH END BALANCE PER BOOKS	$21,033,132.38		$(110,911.29)	$(30,013.68)
6.	NUMBER OF LAST CHECK WRITTEN			1178754	510383

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	NONE
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$20,892,207.41

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME: The Bombay Company, Inc.

CASE NUMBER: 07-44084-dml-11

MONTH:	August 2008

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE) AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE, TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID (1)	TO DATE
1.	Elaine D. Crowley	Salary	$19,556	$287,392
2.	Don Roach	Salary	$0	$217,709
3.	Dave Stewart	Salary	$0	$88,758
4.	Steve Woodward	Salary	$0	$18,339
5.	Mike Veitenheimer	Salary	$0	$87,710
6	Linda Stephenson	Salary	$0	$85,596
7	Don Roach	Bonus	$0	$49,903
8	Elaine D. Crowley	Expense Reimbursement	$0	$1,345
9	Don Roach	Expense Reimbursement	$0	$987

10	TOTAL PAYMENTS TO INSIDERS		$19,556	$837,739

		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT (2)(3)	APPROVED (2)	PAID	TO DATE	& UNPAID *
1.	Asset Disposition Advisors (1)	N/A	$0	$0	769,331	$510,456
2.	Baker McKenzie	N/A	3,363	$3,363	192,860	$6,301
3.	Haynes and Boone	N/A	40,547	$40,547	1,505,115	$93,883
4.	FTI Consulting, Inc. (1)	N/A	-	$0	1,620,402	$1,104,252
5.	Mesirow Financial	N/A	-	$0	204,391	$12,501
6	Cooley Godward Kronish	N/A	-	$0	1,358,415	$147,990
7	Forshey and Prostok	N/A	2,949	$2,949	168,306	$3,056
8	Financial Dynamics	N/A	-	$0	47,200	$0
9	Lang Mitchner	N/A	-	$0	107,300	$4,486
10	Alix Partners	N/A	121,606	$121,606	1,667,827	$75,000
11	TOTAL PAYMENTS TO PROFESSIONALS		$168,465	$168,465	$7,641,146	$1,957,925

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE PROTECTION  PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.		-	0	-
2	TOTAL	$-	$0	-

Note:
[1]	Professional fees include accrued and unpaid success fees for FTI Consulting, Inc. and Asset Disposition Advisors of $1 million and $500,000, respectively.
[2]
Per the administrative Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals and Committee Members (the “Administrative Order”), entered October 17, 2007, professionals may be paid eighty percent (80%) of the fees and one hundred percent (100%) of the out-of-pocket expenses as set forth in the applicable monthly fee statement if no objections are made within ten (10) days after submission.  On March 6 , 2008, an order was entered to approve interim professional fees for the period of September 20, 2007 through December 31,2007

[3]
Per the administrative Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals and Committee Members (the “Administrative Order”), entered October 17, 2007, professionals may be paid eighty percent (80%) of the fees and one hundred percent (100%) of the out-of-pocket expenses as set forth in the applicable monthly fee statement if no objections are made within ten (10) days after submission.  On July 21 , 2008, an order was entered to approve the second interim application of professional fees for the period from January 1, 2008 through April 30, 2008 for all professionals except Asset Disposition Advisors and FTI Consulting, Inc.  On August 12, 2008, such fees for Asset Disposition Advisors and FTI Consulting were approved however payment of the 20% holdback was prohibited pending further orders from the Court.

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME: The Bombay Company, Inc.

CASE NUMBER: 07-44084-dml-11

MONTH:	August 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X [1]
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X [2]
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X [3]
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

[1]
During the reporting period, the Debtors have continued to sell the furniture, fixtures, machinery and equipment and store leases as part of the Debtors' liquidation process approved by the Bankruptcy Court.

[2]	As of the end of the reporting period, intercompany receivables exist with The Bombay Furniture Company of Canada, Inc.
[3]	As authorized by certain first day orders entered by the Bankruptcy Court, the Debtors have made certain permitted payments onpre-petition claims.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "NO,"  OR  IF  ANY  POLICIES  HAVE  BEEN CANCELLED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN  EXPLANATION BELOW.   ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
General Liability	Federal (Chubb)	January 31, 2008 through August 31, 2008	Annual premium paid to date
Workers Compensation	Federal (Chubb)	January 31, 2008 through August 31, 2008	Annual premium paid to date
Property, Boiler & Machinery	Lexington	Feb 1, 2008 through January 31, 2009	Annual premium paid to date